Exhibit 10.2

ZORAN CORPORATION

1995 OUTSIDE DIRECTORS STOCK OPTION PLAN

(As Amended Through June 18, 2000)

             1.          Establishment, Purpose and Term of Plan.

                           1.1        Establishment.  The Zoran Corporation 1995 Outside Directors Stock Option Plan (the “Plan”) is hereby established effective as of the effective date of the initial registration by the Company of its Stock under Section 12 of the Exchange Act (the “Effective Date”).

                           1.2        Purpose.  The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain highly qualified persons to serve as Outside Directors of the Company and by creating additional incentive for Outside Directors to promote the growth and profitability of the Participating Company Group.

                           1.3        Term of Plan.  The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed.  However, all Options shall be granted, if at all, within ten (10) years from the Effective Date.

             2.          Definitions and Construction.

                          2.1        Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

                                        (a)         “Board” means the Board of Directors of the Company.  If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

                                        (b)        “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                                        (c)         “Committee” means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board.  Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                                        (d)        “Company” means Zoran Corporation, a Delaware corporation, or any successor corporation thereto.

                                        (e)         “Consultant” means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                                        (f)         “Director” means a member of the Board or the board of directors of any other Participating Company.

                                        (g)        “Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

                                        (h)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                                        (i)          “Fair Market Value” means, as of any date, if there is then a public market for the Stock, the closing price of the Stock (or the mean of the closing bid and asked prices of the Stock if the Stock is so reported instead) as reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) System, the NASDAQ National Market System or such other national or regional securities exchange or market system constituting the primary market for the Stock.  If the relevant date does not fall on a day on which the Stock is trading on NASDAQ, the NASDAQ National Market System or other national or regional securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date.  If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                                        (j)          “Option” means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan.

                                        (k)         “Optionee” means a person who has been granted one or more Options.

                                        (l)          “Option Agreement” means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee.

                                        (m)        “Outside Director” means a Director of the Company who is not an Employee.

                                        (n)        “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

                                        (o)        “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

                                        (p)        “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

                                        (q)        “Rule 16b-3” means Rule 16b–3 as promulgated under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                                        (r)         “Service” means the Optionee’s service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant.  The Optionee’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee’s Service.  The Optionee’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company.

                                        (s)         “Stock” means the common stock, par value $0.001, of the Company, as adjusted from time to time in accordance with Section 4.2.

                                        (t)         “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

                           2.2        Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and use of the term “or” shall include the conjunctive as well as the disjunctive.

             3.          Administration.

                           3.1        Administration by the Board.  The Plan shall be administered by the Board, including any duly appointed Committee of the Board.  All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.  Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

                           3.2        Limitations on Authority of the Board.  Notwithstanding any other provision herein to the contrary, the Board shall have no authority, discretion, or power to select the Outside Directors who will receive Options, to set the exercise price of the Options, to determine the number of shares of Stock to be subject to an Option or the time at which an Option shall be granted, to establish the duration of an Option, or to alter any other terms or conditions specified in the Plan, except in the sense of administering the Plan subject to the provisions of the Plan.

             4.          Shares Subject to Plan.

                           4.1        Maximum Number of Shares Issuable.  Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be three hundred thousand (300,000) and shall consist of authorized but unissued shares or reacquired shares of Stock or any combination thereof.  If an outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

                           4.2        Adjustments for Changes in Capital Structure.  In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the “Initial Option” and “Annual Option” (as defined in Section 6.1), and to any outstanding Options, and in the exercise price of any outstanding Options.  If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event as defined in Section 8.1) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares.  In the event of any such amendment, the number of shares subject to, and the exercise price of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion.  Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option.

             5.          Eligibility and Type of Options.

                           5.1        Persons Eligible for Options.  An Option shall be granted only to a person who, at the time of grant, is an Outside Director.

                           5.2        Options Authorized.  Options shall be nonstatutory stock options; that is, options which are not treated as incentive stock options within the meaning of Section 422(b) of the Code.

             6.          Terms and Conditions of Options.  Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish.  Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                           6.1        Automatic Grant of Options.  Subject to execution by an Outside Director of the appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:

                                        (a)         Initial Option.  Each person who is (i) an Outside Director on the Effective Date, or (ii) first elected or appointed as an Outside Director after the Effective Date shall be granted an Option to purchase twenty thousand (20,000) shares of Stock on the Effective Date or the date of such initial election or appointment, respectively (an “Initial Option”).  Notwithstanding anything herein to the contrary, a Director of the Company who previously did not qualify as an Outside Director shall not receive an Initial Option in the event that such Director subsequently becomes an Outside Director.

                                        (b)        Annual Option.  Each Outside Director (including any Director of the Company who previously did not qualify as an Outside Director but who subsequently becomes an Outside Director) shall be granted, on the date immediately following the date of each annual meeting of the stockholders of the Company (an “Annual Meeting”) following which such person remains an Outside Director, an Option to purchase four thousand eight hundred (4,800) shares of Stock (an “Annual Option”).  Notwithstanding the foregoing, an Outside Director who has not served continuously as a Director of the Company for at least six (6) months as of the date immediately following such Annual Meeting shall not receive an Annual Option on such date.

                                        (c)         Right to Decline Option.  Notwithstanding the foregoing, any person may elect not to receive an Option by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted.  A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option.  A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a) or (b), as the case may be.

                           6.2        Exercise Price.  The exercise price per share of Stock subject to an Option shall be the Fair Market Value of a share of Stock on the date the Option is granted.

                           6.3        Exercise Period.  Each Option shall terminate and cease to be exercisable on the date ten (10) years after the date of grant of the Option unless earlier terminated pursuant to the terms of the Plan or the Option Agreement.

                           6.4        Right to Exercise Options.

                                        (a)         Initial Option.  Except as otherwise provided in the Plan or in the Option Agreement, an Initial Option shall (i) first become exercisable on the date which is one (1) year after the date on which the Initial Option was granted (the “Initial Option Vesting Date”); and (ii) be exercisable on and after the Initial Option Vesting Date and prior to the termination thereof in an amount equal to the number of shares of Stock initially subject to the Initial Option multiplied by the Vested Ratio as set forth below, less the number of shares previously acquired upon exercise thereof.  The Vested Ratio described in the preceding sentence shall be determined as follows:

Vested Ratio

Prior to Initial Option Vesting Date	0
On Initial Option Vesting Date, provided the Optionee’s Service is continuous from the date of grant of the Initial Option until the Initial Option Vesting Date	1/4

Plus
For each full year of of the Optionee’s continuous Service from the Initial Option Vesting Date until the Vested Ratio equals 1/1, an additional	1/4

                                        (b)        Annual Option.  Except as otherwise provided in the Plan or in the Option Agreement, an Annual Option shall first become exercisable on the date which is one (1) year after the date on which the Annual Option was granted (the “Annual Option Vesting Date”), provided the Optionee’s Service is continuous from the date of grant of the Annual Option until the Annual Option Vesting Date.  The Annual Option shall be exercisable on and after the Annual Option Vesting Date and prior to the termination thereof in an amount equal to the number of shares of Stock initially subject to the Annual Option, less the number of shares previously acquired upon exercise thereof.

                           6.5        Payment of Exercise Price.

                                        (a)         Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), or (iv) by any combination thereof.

                                        (b)        Tender of Stock.  Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.  Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                                        (c)         Cashless Exercise.  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

                           6.6        Tax Withholding.  The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon exercise thereof.  Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon exercise thereof.  The Company shall have no obligation to deliver shares of Stock until the Participating Company Group’s tax withholding obligations have been satisfied.

             7.          Standard Form of Option Agreement.

                           7.1        Initial Option.  Unless otherwise provided for by the Board at the time an Initial Option is granted, each Initial Option shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement for Outside Directors (Initial Option) adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

                           7.2        Annual Option.  Unless otherwise provided for by the Board at the time an Annual Option is granted, each Annual Option shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement for Outside Directors (Annual Option) adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

                           7.3        Authority to Vary Terms.  Subject to the limitations set forth in Section 3.2, the Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.  Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company’s right to repurchase any unvested shares of Stock acquired by the Optionee upon the exercise of an Option in the event such Optionee’s Service is terminated for any reason.  In no event, however, shall the Board be permitted to vary the terms of any standard form of Option Agreement if such change would cause the Plan to cease to qualify as a formula plan pursuant to Rule 16b-3 at any such time as any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act.

             8.          Transfer of Control.

                           8.1        Definitions.

                                        (a)         An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company:

                                                     (i)          the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                                                     (ii)         a merger or consolidation in which the Company is a party;

                                                     (iii)        the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

                                                     (iv)       a liquidation or dissolution of the Company.

                                        (b)        A “Transfer of Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be.  For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations.  The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                           8.2        Effect of Transfer of Control on Options.  In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation’s stock.  In the event the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Transfer of Control, any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Transfer of Control.  The exercise or vesting of any Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Transfer of Control.  Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.  Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement.  Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate.

             9.          Nontransferability of Options.  During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative.  No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

             10.        Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

             11.        Termination or Amendment of Plan.  The Board may terminate or amend the Plan at any time.  However, subject to changes in the law or other legal requirements that would permit otherwise, without the approval of the Company’s stockholders, there shall be (a) no increase in the total number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), and (b) no expansion in the class of persons eligible to receive Options.  Furthermore, to the extent required by Rule 16b-3, provisions of the Plan addressing eligibility to participate in the Plan and the amount, price and timing of Options shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.  In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option, or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is necessary to comply with any applicable law or government regulation.

             IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Zoran Corporation 1995 Outside Directors Stock Option Plan was duly adopted and amended by the Board through June 18, 2000.

___________________________________
Secretary

PLAN HISTORY

October 13, 1995	Board adopts Plan, with an initial reserve of 200,000 shares.

February 9, 1996	Date of notice of stockholder action by consent without meeting, approving Plan with an initial reserve of 200,000 shares (post the 1:3 reverse stock split on 12/14/95).

June 18, 2000	Board amends Plan to increase share reserve by 100,000 shares to 300,000 shares.

July __, 2000	Stockholders approve share reserve increase to 300,000 shares.

STANDARD FORM OF

ZORAN CORPORATION

NONSTATUTORY STOCK OPTION AGREEMENT

FOR OUTSIDE DIRECTORS

(INITIAL OPTION)

ZORAN CORPORATION

NONSTATUTORY STOCK OPTION AGREEMENT

FOR OUTSIDE DIRECTORS

(INITIAL OPTION)

             THIS NONSTATUTORY STOCK OPTION AGREEMENT FOR OUTSIDE DIRECTORS (INITIAL OPTION) (the “Option Agreement”) is made and entered into as of the Date of Option Grant, by and between Zoran Corporation and ___________________________ (the “Optionee”).

The Company has granted to the Optionee an option to purchase certain shares of Stock, upon the terms and conditions set forth in this Option Agreement (the “Option”).

             1.          Definitions and Construction.

                           1.1        Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

                                        (a)         “Date of Option Grant” means _________________ , 200_.

                                        (b)        “Number of Option Shares” means twenty thousand (20,000) shares of Stock, as adjusted from time to time pursuant to Section 9.

                                        (c)         “Exercise Price” means $_________________ per share of Stock, as adjusted from time to time pursuant to Section 9.

                                        (d)        “Initial Exercise Date” means the Initial Vesting Date.

                                        (e)         “Initial Vesting Date” means the date occurring one (1) year after the Date of Option Grant.

                                        (f)         “Vested Ratio” means, on any relevant date, the ratio determined as follows:

Vested Ratio

Prior to Initial Vesting Date	0

On Initial Vesting Date, provided the Optionee’s Service is continuous from the Date of Option Grant until the Initial Vesting Date	1/4

Plus

For each full year of the Optionee’s continuous Service from the Initial Vesting Date until the Vested Ratio equals 1/1, an additional	1/4

                                        (g)        “Option Expiration Date” means the date ten (10) years after the Date of Option Grant.

                                        (h)        “Board” means the Board of Directors of the Company.  If one or more Committees have been appointed by the Board to administer the Plan, “Board” shall also mean such Committee(s).

                                        (i)          “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                                        (j)          “Committee” means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board.  Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                                        (k)         “Company” means Zoran Corporation, a Delaware corporation, or any successor corporation thereto.

                                        (l)          “Consultant” means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                                        (m)        “Director” means a member of the Board or of the board of directors of any other Participating Company.

                                        (n)        “Disability” means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee’s position with the Participating Company Group because of the sickness or injury of the Optionee.

                                        (o)        “Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

                                        (p)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                                        (q)        “Fair Market Value” means, as of any date, if there is then a public market for the Stock, the closing price of the Stock (or the mean of the closing bid and asked prices of the Stock if the Stock is so reported instead) as reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) System, the NASDAQ National Market System or such other national or regional securities exchange or market system constituting the primary market for the Stock.  If the relevant date does not fall on a day on which the Stock is trading on NASDAQ, the NASDAQ National Market System or other national or regional securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date.  If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                                        (r)         “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

                                        (s)         “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

                                        (t)         “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

                                        (u)        “Plan” means the Zoran Corporation 1995 Outside Directors Stock Option Plan.

                                        (v)        “Retirement” means a termination of the Optionee’s Service as a result of either of the following, provided that the Optionee has served continuously on the Board for at least 2 years: (i) the Optionee’s resignation from the Board or (ii) the expiration of the Optionee’s term as a Director of the Company after the Optionee has declined to stand for reelection.

                                        (w)        “Rule 16b-3” means Rule 16b–3 as promulgated under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                                        (x)         “Securities Act” means the Securities Act of 1933, as amended.

                                        (y)        “Service” means the Optionee’s service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant.  The Optionee’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee’s Service.  The Optionee’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company.

                                        (z)         “Stock” means the common stock, par value $0.001, of the Company, as adjusted from time to time in accordance with Section 9.

                                        (aa)       “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

                           1.2        Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement.  Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and the term “or” shall include the conjunctive as well as the disjunctive.

             2.          Tax Status of the Option.  This Option is intended to be a nonstatutory stock option and shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Code.

             3.          Administration.  All questions of interpretation concerning this Option Agreement shall be determined by the Board, including any duly appointed Committee of the Board.  All determinations by the Board shall be final and binding upon all persons having an interest in the Option.  Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

             4.          Exercise of the Option.

                           4.1        Right to Exercise.

                                        (a)         Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares multiplied by the Vested Ratio less the number of shares previously acquired upon exercise of the Option.  In no event shall the Option be exercisable for more shares than the Number of Option Shares.

                                        (b)        Notwithstanding the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company’s stockholders in order for the Plan or the grant of the Option to comply with the requirements of Rule 16b-3, the Option shall not be exercisable prior to such stockholder approval.

                           4.2        Method of Exercise.  Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee’s investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement.  The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased.  The Option shall be deemed to be exercised upon receipt by the Company of such written notice and the aggregate Exercise Price.

                           4.3        Payment of Exercise Price.

                                        (a)         Forms of Consideration Authorized.  Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(c), or (iv) by any combination of the foregoing.

                                        (b)        Tender of Stock.  Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.  The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                                        (c)         Cashless Exercise.  A “Cashless Exercise” means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System).  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to decline to approve or terminate any such program or procedure.

                           4.4        Tax Withholding.  At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee agrees to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, or (iii) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option.  The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied.  Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares.

                           4.5        Certificate Registration.  Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

                           4.6        Restrictions on Grant of the Option and Issuance of Shares.  The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities.  The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED.  ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                           4.7        Fractional Shares.  The Company shall not be required to issue fractional shares upon the exercise of the Option.

             5.          Nontransferability of the Option.  The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee’s guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.  Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee’s legal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.

             6.          Termination of the Option.  The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee’s Service as described in Section 7, or (c) a Transfer of Control to the extent provided in Section 8.

             7.          Effect of Termination of Service.

                           7.1        Option Exercisability.

                                        (a)         Disability.  If the Optionee’s Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) at any time prior to the expiration of one (1) year after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date; provided, however, that if the Optionee has served continuously on the Board for at least 2 years prior to such termination of Service, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) at any time prior to the Option Expiration Date.

                                        (b)        Death.  If the Optionee’s Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death) at any time prior to the expiration of one (1) year after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date; provided, however, that if the Optionee has served continuously on the Board for at least 2 years prior to such termination of Service, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death) at any time prior to the Option Expiration Date.  The Optionee’s Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee’s termination of Service.

                                        (c)         Retirement.  If the Optionee’s Service with the Participating Company Group is terminated because of the Retirement of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised at any time prior to the Option Expiration Date.

                                        (d)        Other Termination of Service.  If the Optionee’s Service with the Participating Company Group terminates for any reason, except Disability, death or Retirement, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee within three (3) months after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

                           7.2        Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                           7.3        Extension if Optionee Subject to Section 16(b).  Notwithstanding the foregoing, if a sale, within the applicable time periods set forth in Section 7.1, of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee’s termination of Service, or (iii) the Option Expiration Date.

             8.          Ownership Change and Transfer of Control.

                           8.1        Definitions.

                                        (a)         An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company:

                                                     (i)          the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                                                     (ii)         a merger or consolidation in which the Company is a party;

                                                     (iii)        the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

                                                     (iv)       a liquidation or dissolution of the Company.

                                        (b)        A “Transfer of Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be.  For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations.  The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                           8.2        Effect of Transfer of Control on Option.  In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation’s stock.  In the event the Acquiring Corporation elects not to assume the Company’s rights and obligations under the Option or substitute for the Option in connection with the Transfer of Control, any unexercised portion of the Option shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Transfer of Control.  Any exercise of the Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Transfer of Control.  The Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control.  Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein.  Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate.

             9.          Adjustments for Changes in Capital Structure.  In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option.  If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares.  In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion.  Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded down to the nearest whole number, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option.

             10.        Rights as a Stockholder.  The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9.

             11.        Legends.  The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement.  The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

             12.        Binding Effect.  Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

             13.        Termination or Amendment.  The Board may terminate or amend the Plan or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation.  No amendment or addition to this Option Agreement shall be effective unless in writing.

             14.        Integrated Agreement.  This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein.  To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

             15.        Applicable Law.  This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

ZORAN CORPORATION

By:

Title:

             The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option subject to all of the terms and provisions thereof.  The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

OPTIONEE

Date:

STANDARD FORM OF

ZORAN CORPORATION

NONSTATUTORY STOCK OPTION AGREEMENT

FOR OUTSIDE DIRECTORS

(ANNUAL OPTION)

ZORAN CORPORATION

NONSTATUTORY STOCK OPTION AGREEMENT

FOR OUTSIDE DIRECTORS

(ANNUAL OPTION)

             THIS NONSTATUTORY STOCK OPTION AGREEMENT FOR OUTSIDE DIRECTORS (ANNUAL OPTION) (the “Option Agreement”) is made and entered into as of the Date of Option Grant, by and between Zoran Corporation and ___________________________ (the “Optionee”).

             The Company has granted to the Optionee an option to purchase certain shares of Stock, upon the terms and conditions set forth in this Option Agreement (the “Option”).

             1.          Definitions and Construction.

                           1.1        Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

                                        (a)         “Date of Option Grant” means _________________, 200_.

                                        (b)        “Number of Option Shares” means four thousand eight hundred (4,800) shares of Stock, as adjusted from time to time pursuant to Section 9.

                                        (c)         “Exercise Price” means $_______________ per share of Stock, as adjusted from time to time pursuant to Section 9.

                                        (d)        “Option Expiration Date” means the date ten (10) years after the Date of Option Grant.

                                        (e)         “Board” means the Board of Directors of the Company.  If one or more Committees have been appointed by the Board to administer the Plan, “Board” shall also mean such Committee(s).

                                        (f)         “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                                        (g)        “Committee” means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board.  Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                                        (h)        “Company” means Zoran Corporation, a Delaware corporation, or any successor corporation thereto.

                                        (i)          “Consultant” means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                                        (j)          “Director” means a member of the Board or of the board of directors of any other Participating Company.

                                        (k)         “Disability” means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee’s position with the Participating Company Group because of the sickness or injury of the Optionee.

                                        (l)          “Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

                                        (m)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                                        (n)        “Fair Market Value” means, as of any date, if there is then a public market for the Stock, the closing price of the Stock (or the mean of the closing bid and asked prices of the Stock if the Stock is so reported instead) as reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) System, the NASDAQ National Market System or such other national or regional securities exchange or market system constituting the primary market for the Stock.  If the relevant date does not fall on a day on which the Stock is trading on NASDAQ, the NASDAQ National Market System or other national or regional securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date.  If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                                        (o)        “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

                                        (p)        “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

                                        (q)        “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

                                        (r)         “Plan” means the Zoran Corporation 1995 Outside Directors Stock Option Plan.

                                        (s)         “Retirement” means a termination of the Optionee’s Service as a result of either of the following, provided that the Optionee has served continuously on the Board for at least 2 years: (i) the Optionee’s resignation from the Board or (ii) the expiration of the Optionee’s term as a Director of the Company after the Optionee has declined to stand for reelection.

                                        (t)         “Rule 16b-3” means Rule 16b–3 as promulgated under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                                        (u)        “Securities Act” means the Securities Act of 1933, as amended.

                                        (v)        “Service” means the Optionee’s service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant.  The Optionee’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee’s Service.  The Optionee’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company.

                                        (w)        “Stock” means the common stock, par value $0.001, of the Company, as adjusted from time to time in accordance with Section 9.

                                        (x)         “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

                           1.2        Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement.  Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and the term “or” shall include the conjunctive as well as the disjunctive.

             2.          Tax Status of the Option.  This Option is intended to be a nonstatutory stock option and shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Code.

             3.          Administration.  All questions of interpretation concerning this Option Agreement shall be determined by the Board, including any duly appointed Committee of the Board.  All determinations by the Board shall be final and binding upon all persons having an interest in the Option.  Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

             4.          Exercise of the Option.

                           4.1        Right to Exercise.

                                        (a)         Except as otherwise provided herein, the Option shall first become exercisable on the date occurring one (1) year after the Date of Option Grant (the “Full Vesting Date”), provided that the Optionee’s Service is continuous from the Date of Option Grant to the Full Vesting Date.  The Option shall be exercisable on and after the Full Vesting Date and prior to the termination of the Option (as provided in Section 6) in an amount equal to the Number of Option Shares less the number of shares previously acquired upon exercise of the Option.  In no event shall the Option be exercisable for more shares than the Number of Option Shares.

                                        (b)        Notwithstanding the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company’s stockholders in order for the Plan or the grant of the Option to comply with the requirements of Rule 16b-3, the Option shall not be exercisable prior to such stockholder approval.

                           4.2        Method of Exercise.  Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee’s investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement.  The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased.  The Option shall be deemed to be exercised upon receipt by the Company of such written notice and the aggregate Exercise Price.

                           4.3        Payment of Exercise Price.

                                        (a)         Forms of Consideration Authorized.  Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(c), or (iv) by any combination of the foregoing.

                                        (b)        Tender of Stock.  Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.  The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                                        (c)         Cashless Exercise.  A “Cashless Exercise” means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System).  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to decline to approve or terminate any such program or procedure.

                           4.4        Tax Withholding.  At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee agrees to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, or (iii) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option.  The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied.  Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares.

                           4.5        Certificate Registration.  Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

                           4.6        Restrictions on Grant of the Option and Issuance of Shares.  The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities.  The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED.  ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                           4.7        Fractional Shares.  The Company shall not be required to issue fractional shares upon the exercise of the Option.

             5.          Nontransferability of the Option.  The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee’s guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.  Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee’s legal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.

             6.          Termination of the Option.  The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee’s Service as described in Section 7, or (c) a Transfer of Control to the extent provided in Section 8.

             7.          Effect of Termination of Service.

                           7.1        Option Exercisability.

                                        (a)         Disability.  If the Optionee’s Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) at any time prior to the expiration of one (1) year after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date; provided, however, that if the Optionee has served continuously on the Board for at least 2 years prior to such termination of Service, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) at any time prior to the Option Expiration Date.

                                        (b)        Death.  If the Optionee’s Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death) at any time prior to the expiration of one (1) year after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date; provided, however, that if the Optionee has served continuously on the Board for at least 2 years prior to such termination of Service, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death) at any time prior to the Option Expiration Date.  The Optionee’s Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee’s termination of Service.

                                        (c)         Retirement.  If the Optionee’s Service with the Participating Company Group is terminated because of the Retirement of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised at any time prior to the Option Expiration Date.

                                        (d)        Other Termination of Service.  If the Optionee’s Service with the Participating Company Group terminates for any reason, except Disability, death or Retirement, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee within three (3) months after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

                           7.2        Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                           7.3        Extension if Optionee Subject to Section 16(b).  Notwithstanding the foregoing, if a sale, within the applicable time periods set forth in Section 7.1, of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee’s termination of Service, or (iii) the Option Expiration Date.

             8.          Ownership Change and Transfer of Control.

                           8.1        Definitions.

                                        (a)         An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company:

                                                     (i)          the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                                                     (ii)         a merger or consolidation in which the Company is a party;

                                                     (iii)        the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

                                                     (iv)       a liquidation or dissolution of the Company.

                                        (b)        A “Transfer of Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be.  For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations.  The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                           8.2        Effect of Transfer of Control on Option.  In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation’s stock.  In the event the Acquiring Corporation elects not to assume the Company’s rights and obligations under the Option or substitute for the Option in connection with the Transfer of Control, any unexercised portion of the Option shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Transfer of Control.  Any exercise of the Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Transfer of Control.  The Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control.  Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein.  Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate.

             9.          Adjustments for Changes in Capital Structure.  In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option.  If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares.  In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion.  Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded down to the nearest whole number, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option.

             10.        Rights as a Stockholder.  The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9.

             11.        Legends.  The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement.  The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

             12.        Binding Effect.  Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

             13.        Termination or Amendment.  The Board may terminate or amend the Plan or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation.  No amendment or addition to this Option Agreement shall be effective unless in writing.

             14.        Integrated Agreement.  This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein.  To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

             15.        Applicable Law.  This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

ZORAN CORPORATION

By:
Title:

             The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option subject to all of the terms and provisions thereof.  The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

OPTIONEE

Date: